UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 14, 2005 (November 7, 2005)

GLOBAL POWER EQUIPMENT GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-16501	73-1541378
(Commission File Number)	(IRS Employer Identification No.)

6120 S. Yale, Suite 1480, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 488-0828

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2005, Global Power Equipment Group Inc. (the “Company”) issued a press release announcing its results for the third quarter period ended September 30, 2005. A copy of such press release is furnished as Exhibit 99.1 hereto.

On November 8, 2005, the Company participated in a telephone conference call relating to its earnings release for the third quarter period ended September 30, 2005. The transcript of the conference call and a copy of the accompanying slide show presentation are furnished as Exhibits 99.2 and 99.3 hereto, respectively.

The information being furnished hereunder discloses (i) EBITDA, (ii) estimated earnings per diluted share, excluding estimated restructuring charges, with respect to fiscal year 2005 and (iii) estimated earnings per diluted share excluding estimated restructuring charges and share-based payments, with respect to fiscal year 2006, all of which are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company believes that EBITDA is a useful measure of evaluating its financial performance because of its focus on the Company’s results from operations before interest, income taxes, depreciation and amortization. EBITDA is utilized for internal analysis of the Company and its operating subsidiaries. EBITDA is not a measure of financial performance under generally accepted accounting principles (“GAAP”) and should not be considered in isolation or as an alternative to other financial measures determined under GAAP. However, EBITDA is widely used by investors, financial analysts and rating agencies as an alternative measure of evaluating, comparing and rating operating performance. EBITDA presented by the Company may not be comparable to similarly titled measures reported by other companies. In addition, the Company has provided estimated earnings per diluted share adjusted to exclude estimated restructuring charges and, with respect to fiscal year 2006, share-based payments, which are not measures of financial performance under GAAP as such estimates exclude the effect of estimated restructuring charges to be incurred by the Company and the effect of SFAS 123(R) and restricted stock expense. The Company has provided these estimates because restructuring charges are typically non-recurring items that the Company generally excludes from its earnings guidance and excluding such items makes such information more comparable to prior disclosures for investors and financial analysts. Similarly, since the Company will begin recognizing compensation expense for the fair value of stock options at the grant date beginning on January 1, 2006 under SFAS 123(R), and since the Company expects to award a greater number of shares of restricted stock in 2006 than in prior periods, excluding the effect of these items makes such information more comparable to prior disclosures for investors and financial analysts. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the press release furnished as Exhibit 99.1 hereto.

The information included in this Form 8-K, including exhibits, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference into any registration

2

statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

99.1	Press Release dated November 7, 2005, issued by the Company.

99.2	Transcript of the Company’s November 8, 2005 telephone conference call.

99.3	Slide Show Presentation of the Company dated November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL POWER EQUIPMENT GROUP INC.

Date: November 14, 2005	By:	/s/ CANDICE L. CHEESEMAN
Candice L. Cheeseman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 7, 2005, issued by the Company.

99.2	Transcript of the Company’s November 8, 2005 telephone conference call.

99.3	Slide Show Presentation of the Company dated November 8, 2005.